Rule 497(e)
                                               File Nos. 033-00499 and 811-04417

                           CALIFORNIA INVESTMENT TRUST

                        Supplement dated January 13, 2006

            Statement of Additional Information dated January 1, 2006

The following sentence replaces the third sentence in the second paragraph in the section titled "Investment Objectives and Policies of the Government Fund, the Short-Term Government Fund, and the Treasury Trust" on page 5.

The Government Fund will invest in intermediate and long-term Treasury bills, notes and bonds whose principal and interest are backed by the full faith and credit of the U.S. Government.